SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2006

________________

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a

Pooling and Servicing Agreement

dated as of November 1, 2006

providing for the issuance of

WASHINGTON MUTUAL ASSET-BACKED CERTIFICATES,

WMABS SERIES 2006-HE5

(Exact name of Registrant as specified in its charter)

Delaware	333-130795	20-2258610
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer

1301 SECOND AVENUE, WMC 3501A

SEATTLE, WASHINGTON 98101

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

                        (d)        Exhibits

The following exhibits are filed herewith:

4.1

Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of November 1, 2006.

4.2

Amended and Restated Mortgage Loan Purchase and Sale Agreement, dated as of May 25, 2006, among Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser (incorporated herein by reference from Exhibit 4.12 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on June 8, 2006 with respect to Registration Statement No. 333-130795)

4.3

Administrative Agent Agreement, dated as of April 1, 2006, between Washington Mutual Bank, as servicer, and Washington Mutual Mortgage Securities Corp., as administrative agent (incorporated herein by reference from Exhibit 4.10 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

99.1

Excerpt from Section 2 of the Term Sheet, dated as of November 30, 2006, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser.  (For a form of term sheet, see Exhibit B to Exhibit 4.12 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on June 8, 2006 with respect to Registration Statement No. 333-130795).

99.2

Swap Novation Confirmation, dated December 7, 2006, among The Bank of New York, LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Supplemental Interest Trust (the “Trust”) and Washington Mutual Bank.

99.3

ISDA Master Agreement including the Schedule to the Master Agreement dated as of December 7, 2006 between The Bank of New York, as Party A, and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Supplemental Interest Trust (the “Trust”), as Party B.

The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing.  Copies may be obtained from WaMu Asset Acceptance Corp. or LaSalle Bank National Association by contacting:

in the case of WaMu Asset Acceptance Corp.

Jason Laukaitis

WaMu Asset Acceptance Corp.

1301 Second Avenue, WMC 3501A

Seattle, WA  98101

Telephone:  (206) 302-4189

Facsimile:  (206) 554-2555

in the case of LaSalle Bank National Association,

Stefanie Edwards

LaSalle Bank National Association

135 S. LaSalle Street, Suite 1511

Chicago, IL  60603

Telephone:  (312) 904-8975

Facsimile:  (312) 904-2084

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.

Date:  December 22, 2006                                       By:                    /s/ Barbara Loper

Name:  Barbara Loper

Title:     Authorized Transaction Management Officer

Exhibit Index

4.1

Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of November 1, 2006.

4.2

Amended and Restated Mortgage Loan Purchase and Sale Agreement, dated as of May 25, 2006, among Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser (incorporated herein by reference from Exhibit 4.12 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on June 8, 2006 with respect to Registration Statement No. 333-130795)

4.3

Administrative Agent Agreement, dated as of April 1, 2006, between Washington Mutual Bank, as servicer, and Washington Mutual Mortgage Securities Corp., as administrative agent (incorporated herein by reference from Exhibit 4.10 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

99.1

Excerpt from Section 2 of the Term Sheet, dated as of November 30, 2006, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser.  (For a form of term sheet, see Exhibit B to Exhibit 4.12 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on June 8, 2006 with respect to Registration Statement No. 333-130795).

99.2

Swap Novation Confirmation, dated December 7, 2006, among The Bank of New York, LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Supplemental Interest Trust (the “Trust”) and Washington Mutual Bank.

99.3

ISDA Master Agreement including the Schedule to the Master Agreement dated as of December 7, 2006 between The Bank of New York, as Party A, and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Supplemental Interest Trust (the “Trust”), as Party B.